Exhibit 99.1

 INDEPENDENT BANK CORPORATION2018 Annual Shareholders meeting  April 24, 2018

 Cautionary Note Regarding Forward-Looking Statements    This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. In addition, factors that may cause actual results to differ from expectations regarding the recent acquisition of TCSB Bancorp, Inc. include, but are not limited to, the reaction to the transaction of customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the transaction might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks associated with the parties' respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which the parties operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2

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Today's Agenda

- Welcome and Call to Order – IBC Chairman
- Virtual Annual Shareholder Meeting Process and Instructions – IBC Chairman
- Voting upon matters listed in the Company's 2018 Proxy Statement – IBC Chairman
- Business Update by IBC President & CEO
- Question and answer session – IBC President & CEO and IBC EVP & CFO
- Adjournment

INDEPENDENT BANK

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IBC Board of Directors

- Terrance L. Beia
- William J. Boer
- Joan A. Budden
- Michael J. Cok
- Stephen L. Gulis Jr.
- Terry L. Haske
- Christina L. Keller
- William B. Kessel
- Michael M. Magee Jr., Chairman
- Matthew J. Missad
- Charles C. Van Loan

Note: James E. McCarty retired from the Board of Directors in March 2018.

IBC Executive Officers

- William B. Kessel – President and Chief Executive Officer
- Robert N. Shuster – EVP/Chief Financial Officer
- Larry R. Daniel – EVP/Operations and Digital Banking
- Patrick J. Ervin – EVP/Mortgage Banking
- Stefanie M. Kimball – EVP/Chief Risk Officer
- Dennis J. Mack – EVP/Chief Commercial Lending Officer
- David C. Reglin – EVP/Retail Banking

INDEPENDENT
BANK

 2018 Annual Meeting of Shareholders  Secretary for the meeting (Robert Shuster)Record date: February 23, 2018Approximate distribution date of Proxy Statement: March 9, 2018Shares entitled to vote: 21,499,087Determination of quorumVoting on proposals  5

 Proposal #1Election of Directors  6  Christina L. Keller  Michael M. Magee, Jr.  Matthew J. Missad

 Proposal #2Ratification of Appointment of Independent Auditors  Crowe Horwath LLP has served as IBC’s independent registered public accounting firm since 2005Crowe Horwath was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S.IBC is served primarily by Crowe Horwath’s Grand Rapids, Michigan and South Bend, Indiana offices  7

 Proposal #3Advisory Vote on Executive Compensation  8  The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.

 INDEPENDENT BANK CORPORATIONBusiness Update by Brad Kessel, President & CEO    9

 2017 Financial Summary      2017  2016  2015  Diluted EPS (1)  $ 0.95  $ 1.05  $ 0.86  Cash dividends paid  0.42  0.34  0.26  Income before income taxes   38,438  32,901  29,380  Net income (1)  20,475  22,766  20,017  Total assets  2,789,355  2,548,950  2,409,066  Total loans  2,018,817  1,608,248  1,515,050  Total deposits  2,400,534  2,225,719  2,085,963  Shareholders’ equity  264,933  248,980  251,092  Tangible BV per share  12.34  11.62  11.18  Return on average assets (1)  0.77%  0.92%  0.86%  Return on average equity (1)  7.82%  9.21%  7.89%  TCE to tangible assets  9.45%  9.70%  10.34%   Note: Dollars in 000’s, except per share data.  10  (1) Excluding the impact of the $6.0 million remeasurement of deferred tax assets in 2017, diluted EPS is $1.22; net income is $26.440 million; ROA is 1.00% and ROE is 10.10%.

  6  2017 Full Year Financial Highlights  Income StatementPre-tax income of $38.4 million, up $5.5 million, or 16.8%, from 2016.Net interest income of $89.2 million, up $9.5 million, or 12.0%, from 2016.$1.2 million loan loss provision expense in 2017 versus $1.3 million credit in 2016.Recorded net recoveries of $1.2 million on loans in 2017 (as compared to $1.0 million of net charge-offs in 2016).Gains on mortgage loans of $11.8 million, up $1.2 million, or 11.3%, from 2016.Balance Sheet/CapitalTotal assets grew to $2.79 billion at 12/31/17, up $240.4 million, or 9.4%, from 2016.Total portfolio loans grew to $2.02 billion at 12/31/17, up $410.6 million, or 25.5%, from 2016. Non-performing assets declined to $9.8 million, down $8.5 million, or 46.5%, from 2016.Deposits grew to $2.40 billion at 12/31/17, up $174.8 million, or 7.9%, from 2016.TBV per share increased to $12.34 at 12/31/17, or 6.2%, from $11.62 at 12/31/16.  11

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Other Highlights and Initiatives

- Continuous focus on customer service
  - Regular customer surveys across all business lines.
  - Introduced the use of the Net Promoter Score.
- Emphasis on community service
  - Conducted second annual "Making a Difference Day" on October 9, 2017.
  - "Investing in Communities" campaign.
  - Financial literacy efforts recognized by award from the Michigan Bankers Association.
- Organizational changes
  - In May 2017, sold payment plan processing business (approximately $35.4 million of assets).
  - Rebranded our investment services business as "IB Wealth Management" (financial planning, retirement planning, and investments and insurance).
  - Promoted two officers to Executive Vice President (Mortgage Banking and Operations/Digital Banking).

INDEPENDENT BANK

  4  1Q’18 Financial Summary    1Q’18  4Q’17  3Q’17  2Q’17  1Q’17  Diluted EPS (1)  $ 0.42  $ 0.08  $ 0.32  $ 0.27  $ 0.28  Income before taxes   $ 11,199  $ 11,231  $ 10,018  $ 8,594  $ 8,595  Net income (1)  $ 9,161  $ 1,711  $ 6,859  $ 5,931  $ 5,974  Return on average assets (1)  1.34%  0.25%  1.01%  0.92%  0.95%  Return on average equity (1)  14.04%  2.51%  10.27%  9.15%  9.63%  Total assets  $2,793,119  $2,789,355  $2,753,446  $2,665,367  $2,596,482  Total portfolio loans  $2,071,435  $2,018,817  $1,937,094  $1,811,677  $1,670,747  Total deposits  $2,430,401  $2,400,534  $2,343,761  $2,246,219  $2,263,059  Loans to deposits ratio  85.23%  84.10%  82.65%  80.65%  73.83%  Shareholders’ equity  $ 267,917  $ 264,933  $ 267,710  $ 262,453  $ 255,475  Tangible BV per share  $ 12.46  $ 12.34  $ 12.47  $ 12.22  $ 11.89  TCE to tangible assets   9.54%  9.45%  9.67%  9.79%  9.78%   Note: Dollars in thousands, except per share data.  (1) Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 4Q’17, diluted EPS is $0.35; net income is $7.676 million, ROA is 1.11%; and ROE is 11.28%.  13

  5  1Q’18 Financial Highlights  Income StatementNet income of $9.2 million, or $0.42 per diluted share, representing increases of 53.3% and 50.0%, respectively over 1Q’17. Net interest income of $23.9 million, up $2.5 million, or 11.5%, from the year ago quarter.$0.3 million loan loss provision expense, compared to a $0.4 million credit in the year ago quarter. Provision expense primarily driven by loan growth.Gains on mortgage loans of $2.6 million is unchanged from the year ago quarter. Higher mortgage loan origination and sales volume was offset by a lower margin.Balance Sheet/CapitalTotal portfolio loans grew $52.6 million, or 10.6% annualized. Continued improvement in asset quality metrics with non-performing assets down 15.8% in 1Q’18.Deposits totaled $2.43 billion at 03/31/18 compared to $2.40 billion at 12/31/17 and $2.26 billion at 03/31/17.No share repurchases in 1Q 2018. TBV per share increased to $12.46 at 03/31/18 from $12.34 at 12/31/17.Paid a $0.15 per share cash dividend on common stock on 02/15/18.  14

  5  TCSB Bancorp, Inc./Traverse City State Bank Merger  Merger was effective on April 1, 2018TCSB was opened in 2000 and operates five branches in the Traverse City area.As of March 31, 2018, TCSB had total assets of $343.8 million, total loans of $301.8 million, total deposits of $288.1 million and shareholders’ equity of $34.7 million (tangible common equity of $31.9 million).Independent Bank Corporation issued approximately 2.7 million shares to TCSB shareholders and exchanged 168,300 TCSB stock options, representing total consideration of $64.5 million (based on 3/30/18 IBCP closing price of $22.90 per share).Primary data processing conversion expected to occur June 16-17, 2018.On a proforma basis, including TCSB, IBCP had total assets of $3.14 billion, total portfolio loans of $2.37 billion and total deposits of $2.72 billion.  15

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Operating Plan

- Balance Sheet
  - Generate quality loan growth with continued focus on commercial, residential mortgage and consumer installment lending.
  - Remain slightly asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
  - Prudent capital management. Target TCE ratio – 9.00% to 9.50%. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchase.
  - 2018 share repurchase plan approved for up to 5% of outstanding common shares.
  - Quarterly cash dividend rate currently at fifteen cents per share.
- Income Statement
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Careful management of non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing).
  - Improved efficiency ratio: Mid 60% range near-term and low 60% range longer-term. Achieve improvements primarily through revenue growth.
  - ROA of 1.2% or better and ROE of 12% or better.
- Enterprise Risk Management
  - Well managed approach to lending with sound underwriting.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.

INDEPENDENT
BANK

Independent Bank Corporation2018 Annual Shareholders Meeting  Question and Answer SessionBrad Kessel, President & CEORob Shuster, Chief Financial Officer  17

 Independent Bank Corporation2018 Annual Shareholders Meeting  Voting ResultsShares entitled to vote: 21,499,087Proposal #1 – Election of DirectorsProposal #2 – Ratification of AuditorsProposal #3 – Advisory (Non-Binding) Vote on Executive Compensation  18

 Independent Bank Corporation2018 Annual Shareholders Meeting  Closing RemarksThank you for attending!NASDAQ: IBCP  19